Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

22. Subsequent Events

On February 28, 2013, the Group obtained a short-term credit facility for working capital purposes totaling RMB30.0 million through an agreement with China Merchants Bank Co., Ltd.. The credit facility will expire on February 28, 2014. As of the date of this annual report the facilities has not been used.

On March 15, 2013, the Company granted up to 18,708,400 options to its employees under the refreshed Limit of the June 2008 Scheme, the exercise price of the option was US$0.4459, or US$3.5674 per ADS, the fair value of the option as of the grant date was US$0.299.